  Tradeweb Announces Organizational Changes Experienced financial services executive Amy Clack to join as Chief Administrative Officer, help scale Tradeweb’s ongoing growth and expansion President Thomas Pluta to leave the company as part of organizational changes NEW YORK – June 20, 2024 – Tradeweb Markets Inc. (Nasdaq: TW), a leading, global operator of electronic marketplaces for rates, credit, equities and money markets, today announced organizational changes as it works to optimize its operations for continued growth. Amy Clack will join Tradeweb in August 2024 as Chief Administrative Officer (CAO) and as a member of the Executive Committee, where she will oversee operations, business integration, risk and corporate services. With more than 25 years of experience in senior operations and strategy roles, Ms. Clack joins Tradeweb from Wells Fargo’s Corporate and Investment Banking unit, and prior to that, she served as Chief Operating Officer for Investment Banking and Capital Markets at Credit Suisse. As Tradeweb CAO, Ms. Clack will work closely with the other members of the leadership team to accelerate the company’s strong progress and momentum. To date in 2024, Tradeweb has surpassed numerous growth milestones, including record trading volumes, share gains in many products, and Q1 revenues. Tradeweb opened two new offices in Dubai and Miami and will expand into a fourth client channel when it closes its acquisition of ICD – its third announced acquisition in the past year. Tradeweb CEO Billy Hult commented: “With our strong momentum, we are focused on enhancing our operational structure and capabilities to support our ongoing business and geographic expansion. To that end, we are pleased to welcome Amy Clack to the team as CAO. Amy brings a wealth of relevant expertise in driving best-in-class global operations and acquisition integration, making her ideally suited to help accelerate our progress. I look forward to working with her and the rest of our talented leadership team to further scale our business, integrate our numerous acquisitions, and continually improve our ability to serve our client network.” As part of these organizational changes, Tradeweb also announced that President Thomas Pluta will leave the Company and its Board of Directors, effective September 30, 2024. Mr. Hult said, “I want to thank Tom for his contributions to Tradeweb’s growth and for his service to the Board. We wish him well in his next chapter.” In the near term, the company’s U.S. institutional teams will report to Enrico Bruni, Head of Europe and Asia Business, and its wholesale and retail teams will report to Mr. Hult. About Tradeweb Markets  Tradeweb Markets Inc. (Nasdaq: TW) is a leading, global operator of electronic marketplaces for rates, credit, equities and money markets. Founded in 1996, Tradeweb provides access to markets, data and analytics, electronic trading, straight-through-processing and reporting for more than 50 products to clients in the institutional, wholesale and retail markets. Advanced technologies developed by Tradeweb enhance price discovery, order execution and trade workflows while allowing for greater scale and helping to reduce risks in client trading operations. Tradeweb serves more than 2,500 clients in more than 70 countries. On average, Tradeweb facilitated more than $1.5 trillion in notional value traded per day over the past four fiscal quarters. For more information, please go to www.tradeweb.com. Forward-Looking Statements This release contains forward-looking statements within the meaning of the federal securities laws. Statements related to, among other things, our outlook and future performance, the industry and markets in which we operate, our expectations, beliefs, plans, strategies, objectives, prospects and assumptions and future events are forward-looking statements.

We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors, including those discussed under the heading “Risk Factors” in documents of Tradeweb Markets Inc. on file with or furnished to the SEC, may cause our actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements contained in this release are not guarantees of future performance and our actual results of operations, financial condition or liquidity, and the development of the industry and markets in which we operate, may differ materially from the forward-looking statements contained in this release. In addition, even if our results of operations, financial condition or liquidity, and events in the industry and markets in which we operate, are consistent with the forward-looking statements contained in this release, they may not be predictive of results or developments in future periods. Any forward-looking statement that we make in this release speaks only as of the date of such statement. Except as required by law, we do not undertake any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise, after the date of this release. ### Media contacts: Daniel Noonan, Tradeweb +1 646 767 4677 Daniel.Noonan@Tradeweb.com Investor contacts: Ashley Serrao, Tradeweb +1 646 430 6027 Ashley.Serrao@Tradeweb.com Sameer Murukutla, Tradeweb +1 646 767 4864 Sameer.Murukutla@Tradeweb.com